AMENDMENT TO THE EMPLOYMENT CONTRACT

BETWEEN THE UNDERSIGNED

BETWEEN

Stanley Doors France SAS, a “société par actions simplifiée” whose registered office is located at rue Auguste Jouchoux, ZI de Trepillot, 25000 Besançon, France, registered with the Registry of Trade and Companies of Besançon under number 307 104 315 (the “Company”), represented by Mrs. Corinne Herzog, President, duly authorised for the purposes hereof,

AND

Thierry Paternot, whose address is 59 avenue de la Bourdonnais, 75007 Paris, France (“Mr. Paternot”),

THE PARTIES FIRST REMIND THAT

Mr. Paternot was employed, under an indefinite term employment contract signed with the Company on 15 February 2006 (“the Employment Contract”), as “President Europe”.

Mr. Paternot has resigned from the Employment Contract as of July 1st 2007 .

Considering the above, the Parties wish to organize the conditions under which Mr. Paternot will be leaving Stanley Group, in order to handle a smooth transmission of the files he was involved in.

The Parties therefore decided to enter into the present agreement under the following conditions.

IT IS HEREBY AGREED THAT, SUBJECT TO THE APPROVAL OF THE BOARD OF DIRECTORS OF THE STANLEY WORKS:

ARTICLE 1

The Parties recognize that Mr. Paternot’s resignation from the Employment Contract is effective on 1 July 2007, which constitutes the beginning of a six-month notice period in accordance with the provisions of Article 3 of the Employment Contract.

The Parties hereby agree that the end of the notice period, which shall normally take place on 31 December 2007, will be postponed up until 30 June 2008.

The Parties also acknowledge that, depending on the evolution of the files Mr. Paternot was involved in, the Company or Mr Paternot can free or be freed from continuing such notice period after March 1st 2008.

At the end of the notice period, determined in accordance with the present Article, the Employment Contract will be terminated.

ARTICLE 2

It is expressly agreed that Mr. Paternot shall not be eligible to the MICP applying within the Stanley Group during 2008 fiscal year but will be fully eligible for the 2007 MICP based on Mr Paternot’s full salary of € 500 000.

ARTICLE 3

Notwithstanding the provisions of the Restricted Stock Award Certificate issued to Mr. Paternot in 2006, the Parties agree that Mr. Paternot shall receive 2/3rd of any earned bonus payable in 2009 under the Long Term Performance Award Program (the “Program”) under The Stanley Works’ 1997 Long Term Incentive Plans, as amended, for the 2006-2008 performance period. The amount of such bonus earned shall be calculated based on the corporate goals that have been established for such period.

2

Mr. Paternot will be entitled to exercise the stock options that have vested in 2007 (100,000 options) and that will vest in 2008 (50,000 options) during his employment, up until the Expiration Date set forth in the Stock Option Grant Certificate provided to Mr. Paternot when such options were granted (vested options will receive retiree treatment of full 10 year term).

Mr. Paternot will surrender the balance of his unvested options (50,000).

Drafted in two original copies, on July 11, 07

Read and approved
/s/ Thierry Paternot	/s/ Corinne Herzog
Mr. Thierry PATERNOT	For Stanley Doors France SAS
Ms. Corinne Herzog

3

STANLEY DOORS SAS

24 rue Jouchoux

25009 Besançon

Thierry Paternot 59 Avenue de la Bourdonnais 75007 Paris

July 11 2007

Sir,

Following our various discussions related to the remuneration described in your works contract dated 15 February 2006.

We hereby gladly confirm that the components of your remuneration as provided in sections 4.1 and 4.2 of your works contract, including your remuneration as corporate officer and President of Facom SAS will not, as of September 1st 2007, cumulatively, give rise to an annual gross remuneration of less than two hundred and fifty thousand Euros (250 000€), nor be of more than such amount.

As a matter of form, we thank you for sending us a copy of this document with your approval and signature.

Sincerely yours
/s/ Corinne Herzog	/s/ Thierry Paternot
Corinne Herzog	Thierry Paternot
President